THIRD AMENDMENT TO PURCHASE AGREEMENT
AND TO DEVELOPMENT AGREEMENT

This THIRD AMENDMENT TO PURCHASE AGREEMENT AND TO DEVELOPMENT AGREEMENT (the “Third Amendment”) is made this 19th day of November, 2008, by and between St. Charles Community, LLC, a Delaware limited liability company (“Seller/Developer”), and U.S. Home Corporation, a Delaware corporation (“Purchaser/Builder”).

WITNESSETH:

WHEREAS, Seller/Developer and Purchaser/Builder are parties to a certain Purchase Agreement dated March 4, 2004, as amended by a certain First Amendment to Purchase Agreement dated June 20, 2006, and as further amended by a certain Second Amendment to Purchase Agreement and Development Agreement dated December 31, 2007 (collectively, the “Contract”), for the purchase and sale of certain property located within the Fairway Village section of the St. Charles Planned Unit Development project in Charles County, Maryland, as more particularly described in the Contract (the “Property”); and

WHEREAS, Seller/Developer and Purchaser/Builder are also parties to a certain Development Agreement dated March 4, 2004, as amended by a certain First Amendment to Development Agreement dated September 20, 2004, and as further amended by a certain Second Amendment to Purchase Agreement and Development Agreement dated December 31, 2007  (collectively, the “Development Agreement”), whereby Seller/Developer and Purchaser/Builder have made certain agreements with respect to the development of infrastructure for the Property in connection with the purchase of residential Lots in the Property by the Purchaser/Builder under the Contract; and

WHEREAS, Seller/Developer and Purchaser/Builder desire to amend and modify certain terms of the Contract and the Development Agreement as more particularly set forth below in this Third Amendment.

NOW, THEREFORE, in consideration for the mutual promises and covenants of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller/Developer and Purchaser/Builder hereby agree as follows:

1.           Incorporation of Recitals.  Each of the recitals set forth above are hereby incorporated by reference as if set forth fully at this point in this Third Amendment.

2.           Defined Terms.  Capitalized terms used and not defined in this Third Amendment shall have the meanings ascribed to them in the Contract and the Development Agreement.

3.           Purchaser’s Pace; 2008-2011 Takedowns.  Section 1.03 of the Contract and Section 2(b) of the Development Agreement are hereby amended as follows:

(a)           Seller/Developer acknowledges and agrees that Purchaser/Builder has, prior to the date of this Amendment, satisfied all of its requirements under the Contract and the Development Agreement with respect to the Initial 2008 Takedown (as set forth in the Second Amendment).

(b)           Seller/Developer and Purchaser/Builder acknowledge and agree that Purchaser/Builder’s takedown requirements in the Contract and the Development Agreement are hereby modified and amended as follows:

(i)
Between the date of this Amendment and December 31, 2008, time being of the essence, Purchaser/Builder and Seller/Developer shall proceed to settlement (the “Remaining 2008 Takedown”) upon a minimum of 50 Lots to be identified by Purchaser/Builder (the “Remaining 2008 Takedown Lots”);

(ii)
Between January 1, 2009 and June 15, 2009, time being of the essence, Purchaser/Builder and Seller/Developer shall proceed to settlement (the “Initial 2009 Takedown”) upon a minimum of 40 Lots to be identified by Purchaser/Builder (the “Initial 2009 Takedown Lots”);

(iii)
Between June 16, 2009 and December 31, 2009, time being of the essence, Purchaser/Builder and Seller/Developer shall proceed to settlement (the “Remaining 2009 Takedown”) upon a minimum of 60 Lots to be identified by Purchaser/Builder (the “Remaining 2009 Takedown Lots”);

(iv)
Between January 1, 2010 and June 15, 2010, time being of the essence, Purchaser/Builder and Seller/Developer shall proceed to settlement (the “Initial 2010 Takedown”) upon a minimum of 25 Lots to be identified by Purchaser/Builder (the “Initial 2010 Takedown Lots”);

(v)
Between June 16, 2010 and December 31, 2010, time being of the essence, Purchaser/Builder and Seller/Developer shall proceed to settlement (the “Remaining 2010 Takedown”) upon a minimum of 75 Lots to be identified by Purchaser/Builder (the “Remaining 2010 Takedown Lots”);

(vi)
Between January 1, 2011 and June 15, 2011, time being of the essence, Purchaser/Builder and Seller/Developer shall proceed to settlement (the “Initial 2011 Takedown”) upon a minimum of 25 Lots to be identified by Purchaser/Builder (the “Initial 2011 Takedown Lots”); and

(vii)
Between June 16, 2011 and December 31, 2011, time being of the essence, Purchaser/Builder and Seller/Developer shall proceed to settlement (the “Remaining 2011 Takedown”) upon a minimum of 75 Lots to be identified by Purchaser/Builder (the “Remaining 2011 Takedown Lots”).

The Remaining 2008 Takedown, Initial 2009 Takedown, Remaining 2009 Takedown, Initial 2010 Takedown, Remaining 2010 Takedown, Initial 2011 Takedown and Remaining 2011 Takedown shall be individually referred to as a “2008-2011 Takedown” and collectively referred to as the “2008-2011 Takedowns”.  The Remaining 2008 Takedown Lots, Initial 2009 Takedown Lots, Remaining 2009 Takedown Lots, Initial 2010 Takedown Lots, Remaining 2010 Takedown Lots, Initial 2011 Takedown Lots and Remaining 2011 Takedown Lots shall be collectively referred to as the “2008-2011 Takedowns Lots”.  Each time period identified in the above schedule in which a 2008-2011 Takedown is required to occur is referred to herein as a “2008-2011 Takedown Period”.

Each of the 2008-2011 Takedowns shall be in accordance with and subject to all of the terms and provisions of this Third Amendment, the Contract and the Development Agreement, provided however, notwithstanding anything contained in the Contract or the Development Agreement to the contrary, the purchase price for each of the 2008-2011 Takedowns (the “2008-2011 Takedowns Lots Purchase Price”) shall be as set forth in Section 4 of this Third Amendment.  Purchaser/Builder shall have the right at any time to proceed to settlement on more Lots than the minimum number of Lots required to be purchased during any 2008-2011 Takedown Period, at the purchase price applicable to such 2008-2011 Takedown Period.  Purchaser/Builder shall receive credits toward the minimum number of Lots required to be purchased in any 2008-2011 Takedown Period, for Lots previously purchased in excess of the minimum number, and such credits shall be cumulative.  Subject to the provisions set forth below, Seller/Developer will use its best efforts to ensure that there shall be, as of the date of each of the 2008-2011 Takedowns, a sufficient number of Lots finished in accordance with the Contract and Development Agreement so as to be ready for settlement upon the number of Lots identified by Purchaser/Builder.  Purchaser/Builder will identify Lots for Takedowns consistent with the locations and areas then being developed on the Property by the Seller/Developer and ready for the delivery of Lots.  Notwithstanding the provisions set forth below, in the event Seller/Developer does not provide a sufficient number of Lots finished in accordance with the Contract and Development Agreement so as to be ready for settlement by Purchaser/Builder to satisfy its minimum takedown requirements during any 2008-2011 Takedown Period, then Purchaser/Builder’s minimum takedown requirement for such 2008-2011 Takedown Period shall be reduced to the number of Lots which are ready for settlement and Purchaser/Builder shall be released from any and all obligations to proceed to settlement upon such number of Lots which are not ready for settlement.  The parties acknowledge that, prior to the execution of this Third Amendment, Seller/Developer has provided Purchaser/Builder with information regarding available Lots in the Property for settlement in accordance with the Remaining 2008 Takedown.  Upon timely settlement of each 2008-2011 Takedown in accordance with the schedule set forth above, (a) Purchaser will have satisfied all of its takedown requirements under Section 1.03 and otherwise under the Contract up to and including each applicable 2008-2011 Takedown Period; and (b) Builder will have satisfied all of its takedown requirements under the Development Agreement up to and including each applicable 2008-2011 Takedown Period.  Each of the 2008-2011 Takedowns may be in one or more settlements, provided that all such settlements are completed within each applicable 2008-2011 Takedown Period, time being of the essence.

Notwithstanding anything to the contrary set forth in the Contract, the Development Agreement or this Third Amendment, Seller/Developer and Purchaser/Builder hereby expressly agree as follows:

(i)
That, from and after the date of this Third Amendment, Seller/Developer shall have the right to market, contract by written agreement, and sell any number of Lots it may desire within the Property to third-party builders selected by the Seller/Developer in its sole discretion (each, a “Third-Party Builder” and collectively the “Third-Party Builders”), provided however, Seller/Developer shall not have the right to market, contract and sell any Lots to a Third-Party Builder which have previously been identified by Purchaser/Builder to be purchased in the current 2008-2011 Takedown Period (provided that Purchaser/Builder shall only be permitted to identify Lots which will reasonably be available for its next scheduled Takedown at any particular time);

(ii)
The availability to Purchaser of 2008-2011 Takedown Lots (beyond those identified by Purchaser/Builder for purchase in the current 2008-2011 Takedown Period) shall be, at all times, subject to any and all prior sales, conveyances, and/or contracts by the Seller/Developer to Third-Party Builders on a “first-come, first-serve basis”, and accordingly, Purchaser/Builder understands that such Lots may not be available when identified by Purchaser/Builder;

(iii)
In accordance with the foregoing, the Purchaser/Builder understands and acknowledges that, except for those Lots which have previously been identified by Purchaser/Builder to be purchased in the current 2008-2011 Takedown Period, the Seller/Developer will not hold Lots exclusively for purchase by the Purchaser/Builder under the Contract and/or the Development Agreement, and the right of the Purchaser/Builder to purchase such Lots shall be subject to the right of the Seller/Developer to market, contract by written agreement and sell such Lots to Third-Party Builders;

(iv)
In the event any single-family detached Lot or townhome building Lot identified by Purchaser/Builder is not available for purchase during any 2008-2011 Takedown Period for the reasons set forth herein, then Seller/Developer shall provide Purchaser/Builder with a similar replacement Lot finished in accordance with the terms and provisions of the Contract and Development Agreement in order for Purchaser/Builder to meet its minimum takedown requirements during any 2008-2011 Takedown Period.  In the event Seller/Developer does not provide a similar replacement Lot as aforesaid, then Purchaser/Builder’s minimum takedown requirement for such 2008-2011 Takedown Period shall be reduced to the number of Lots which are ready for settlement and Purchaser/Builder shall be released from any and all obligations to proceed to settlement upon such number of Lots which are not ready for settlement;

(v)
At the end of each calendar quarter, and otherwise upon request of the Purchaser/Builder from time to time, the Seller/Developer shall provide a list of Lots being marketed, contracted by written agreement and/or sold to Third-Party Builders; and

(vi)
Upon the sale and conveyance of any Lot to a Third-Party Builder, at the request of Seller/Developer, the Purchaser/Builder shall authorize the Trustees under the Deed of Trust recorded among the Land Records of Charles County, Maryland in Liber 5348, at Folio 393 (the “Deed of Trust”) to release the Lot sold and conveyed from the lien, operation and effect of the Deed of Trust, provided that, in each instance, (i) the Seller/Developer escrows the appropriate amount of the proceeds from such sale for the sole purpose of paying Seller/Developer’s obligations with respect to the Bond Financing (as defined in the Development Agreement), and (ii) no event of default exists under the Deed of Trust.

4.           2008-2011 Takedowns Temporary Purchase Price Modification. Section 1.02 of the Contract and Section 2(a) of the Development Agreement are hereby amended to provide that, notwithstanding anything contained in the Contract or the Development Agreement to the contrary, the 2008-2011 Takedowns Lots Purchase Price shall be as follows:

(i)
With respect to the Remaining 2008 Takedown Lots, an amount equal to 22.5% of the “selling price” (as such term is defined in the Contract) of homes constructed on the Remaining 2008 Takedown Lots, rather than 30%, provided that this temporary purchase price reduction shall only apply to those Lots purchased in the Remaining 2008 Takedown; and

(ii)
With respect to the Initial 2009 Takedown Lots, Remaining 2009 Takedown Lots, Initial 2010 Takedown Lots, Remaining 2010 Takedown Lots, Initial 2011 Takedown Lots and Remaining 2011 Takedown Lots, an amount equal to 25% of the “selling price” (as such term is defined in the Contract) of homes constructed on such Lots, rather than 30%, provided that this temporary purchase price reduction shall only apply to those Lots purchased in each applicable takedown.

The minimum price paid by the Purchaser/Builder under the Contract for the 2008-2011 Takedowns shall be as follows:

(a)
With respect to the Remaining 2008 Takedown Lots, the minimum price shall be Seventy-Eight Thousand Dollars ($78,000.00) for single family detached building Lots and Sixty-Eight Thousand Dollars ($68,000.00) for townhome building Lots;

(b)
With respect to the Initial 2009 Takedown Lots and the Remaining 2009 Takedown Lots, the minimum price shall be Eighty Thousand Dollars ($80,000.00) for single family detached building Lots and Seventy Thousand Dollars ($70,000.00) for townhome building Lots;

(c)
With respect to the Initial 2010 Takedown Lots and the Remaining 2010 Takedown Lots, the minimum price shall be Eighty-four Thousand Dollars ($84,000.00) for single family detached building Lots and Seventy-four Thousand Dollars ($74,000.00) for townhome building Lots; and

(d)
With respect to the Initial 2011 Takedown Lots and the Remaining 2011 Takedown Lots, the minimum price shall be Eighty-eight Thousand Dollars ($88,000.00) for single family detached building Lots and Seventy-seven Thousand Dollars ($77,000.00) for townhome building Lots.

In addition to the purchase price set forth above, for all Lot Takedowns, the Purchaser/Builder shall continue to reimburse the Seller/Developer at each Closing, for the Lots purchased, the fees enumerated in Section 2.04(c) of the Purchase Agreement, including, but not limited to, the road fee, offsite sewer fee, and sewer connection rebate fee.

The foregoing provisions of this Section 4 shall apply only to Lots purchased by the Purchaser/Builder in the 2008-2011 Takedowns.  From and after January 1, 2012, the final purchase price for Lots purchased in the Property by the Purchaser/Builder shall revert to that shown and set forth in the Contract and Development Agreement; except that the minimum price per Lot shall not be less than the minimum price per lot for the Remaining 2011 Takedown Lots.  The timing of calculation and basis or formula for calculation of the final purchase price of Lots is not modified by this Amendment, and shall be as set forth in the Contract and the Development Agreement, whether for the Lots purchased in the 2008-2011 Takedowns and subject to this temporary purchase price reduction, or for Lots purchased on or after January 1, 2012 under the pricing terms of the Contract and Development Agreement and not a part of the 2008-2011 Takedowns.

5.           Effect of Amendment.  Except as expressly modified by the terms and provisions of this Third Amendment, the Contract and the Development Agreement shall each remain in full force and effect in accordance with their terms, and are hereby ratified and confirmed by the parties as binding and enforceable for all purposes.  Each party acknowledges that, to the best of their respective knowledge as of the date of this Third Amendment, the other party is not in default under the Contract or the Development Agreement.

        6.           Counterparts.  This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

(Signatures on Following Page)

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the Seller/Developer and Purchaser/Builder have hereto placed their hands and seals as of the date and year first written above.

                                           SELLER/DEVELOPER:

                                           ST. CHARLES COMMUNITY, LLC

                                           By: /s/Mark MacFarland (SEAL)
                                              Mark MacFarland,
                                                  Chairman of the Management Committee
                                              Date: November 19, 2008

                                            PURCHASER/BUILDER:

                                                U.S. HOME CORPORATION

                                           By: /s/Robert Jacoby (SEAL)
                                                  Robert Jacoby,
                                                  Division President
                                              Date: November 19, 2008